First Quarter 2023   Investor Presentation FUELING DISRUPTIVE TECHNOLOGIES. REVOLUTIONIZING THE FUTURE.

FORWARD LOOKING STATEMENTS | DISCLAIMER Trinity Capital Inc. (the “Company”) cautions that this presentation may contain forward-looking statements that are based on current expectations and assumptions about future events, and which are not based in historical fact. The forward-looking statements in this presentation are based on current conditions as of the date of this presentation, and include, but are not limited to, statements regarding our financial objectives, beliefs, strategies, anticipated future operating results and cash flows, operating expenses, investment originations and performance, available capital, and payment of future dividends and stockholder returns. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in the forward-looking statements. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and risks, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements, as a number of factors could cause future Company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political and regulatory conditions, including as a result of the coronavirus (COVID-19) pandemic. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Historical results discussed in this presentation are not indicative of future results. The information disclosed in this presentation is made as of the date hereof and reflects Trinity Capital Inc.’s current assessment of its financial performance for the most recent period reported. Actual financial results filed with the Securities and Exchange Commission in the future may differ from those contained herein in the event of additional adjustments recorded prior to the filing of its financial statements. The information contained in this presentation should be viewed in conjunction with Trinity Capital Inc.'s most recently filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K or Registration Statement on Form 424B1. We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Trinity Capital Inc. or as legal, accounting or tax advice.

COMPANY OVERVIEW

Historical information includes information and data related to Trinity Capital's predecessor funds, the first of which was launched in 2008, through March 31, 2023. The predecessor funds were merged with and into Trinity Capital on January 16, 2020, immediately after which Trinity Capital began operating as a business development company. As of March 31, 2023. Based on the closing price of TRIN of $12.32 on May 3, 2023. Annualized based on the $0.47 dividend declared for Q1 2023 and a closing stock price of $12.73 on March 31, 2023. Includes $8.3 million of cash and cash equivalents and $166.5 million of available borrowing capacity on our KeyBank Credit Facility. Credit rating assigned by Egan-Jones Ratings Company, an independent, unaffiliated rating agency. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period-of-time. TRINITY CAPITAL OVERVIEW Diversified financial solutions to growth stage companies | NASDAQ – TRIN, TRINL 15 Year track Record(1) PORTFOLIO(2) LIQUIDITY(2) 287 Investments 165 Exits $1.1B Assets Under Management(2) MARKET CAP / DIVIDEND YIELD 14.8% Annualized Dividend Yield(4) $443.1M Market Cap(3) $13.07 NAV per share(2) $808.0M Secured Loans 59 Companies $239.1M Equipment Financings 30 Companies $44.4M Equity & Warrants 92 Companies $2.4B Fundings $174.8M Available Liquidity(5) BBB Investment Rating(6) 131% Debt-to-Equity

THE TRINITY PLATFORM i40, LLC (the “JV”) invests in loans and equipment financings originated by Trinity, with an initial equity capital commitment of up to $171 million. The JV began making investments in Q1 2023. Subsequent to quarter-end, the JV credit facility with KeyBank was closed. Trinity is permitted to organize, acquire and wholly own a portfolio company that intends to operate as an investment adviser registered with the SEC. This allows Trinity to raise funds off the balance sheet in a complementary way. In an evolving market, platform diversification further strengthens Trinity’s position to capture market share and differentiates its financing solutions Trinity’s foundation was built on its successful investment track record supporting growth-stage businesses through secured loans and equipment financings. Registered Investment Advisor (“RIA”) Joint Venture (“JV”) Business Development Company (“BDC”) Additional liquidity Fee and interest income Incremental returns Co-investment opportunities On/off-balance sheet growth Capability expansion BDC JV RIA

We understand the growth stage world and provide more than money to our portfolio company partners Deep Operating Experience Highly experienced executive team with startup experience Decades of in-depth high-tech experience Numerous U.S. and International patents issued Robust & Scalable Platform Robust and scalable systems for origination, underwriting and monitoring Separation of origination, underwriting and monitoring duties aids “positive feedback” loop 55 dedicated professionals with a unique culture built over 15+ years WHY IS TRINITY DIFFERENT Diversified Financial Solutions Provider of diversified financial solutions to growth stage companies worldwide Runway extension to augment institutional equity funding Strong portfolio diversification

Multiple shared portfolio companies with top Venture Capital Firms We have established inter-creditor agreements with the banks Combining with bank debt results in a lower blended cost to our customers We provide equipment financing and incremental debt capital Relationships with top market share banks catering to majority of VC-backed companies PARTNERSHIP WITH TOP VCs AND TECHNOLOGY BANKS

Investor Syndicate Revenue & Gross Margins Business Model Includes historical information of Trinity Capital's predecessor funds, the first of which was launched in 2008, through March 31, 2023. Past performance is not indicative of future results. Investment results may vary significantly over any given time period. FINANCIALS DEBT STRUCTURE CAPITALIZATION MANAGEMENT PRODUCT & MARKET Product Differentiation Market Potential Industry & Start-up Experience BOD Make-up Fund Vintage & Dry Capital Collateral Cash Life UNDERWRITING APPROACH AND RISK MITIGATION Disciplined investment approach keeps our annualized loss rate at 24 bps and is more than offset by realized gains on warrant/equity investments(1)

Term Loans Axiom Space is developing the world’s first commercial space station. Investor Syndicate C5 Capital, TQS Advisors, Declaration Partners, Boryung Pharma Use of Loan General corporate purposes Mainspring developed a new category of clean power generation — the linear generator — that delivers fuel-flexible power to accelerate the transition to the future grid. Investor Syndicate Lightrock, Khosla Ventures, Bill Gates Use of Loan Extension of runway Select Examples SECURED TERM LOANS 01 SECURED LOANS Partner with the banks 02 BACKED BY INSTITUTIONAL CAPITAL Companies have raised significant equity 03 STILL BURNING CASH Companies in growth mode and still burning cash

Equipment Financing Select Examples EQUIPMENT FINANCING 01 COMPANIES WITH CAPEX REQUIREMENTS Manufacturing equipment and hard assets 02 HARDWARE AS A SERVICE Equipment at customer location 03 INDUSTRY AGNOSTIC Nature’s Fynd is a food company creating versatile alternative proteins to nourish the world’s growing population while nurturing the planet. Investor Syndicate SoftBank, Breakthrough Energy Ventures, Blackstone Strategic Partners Use of Equipment Financing Food production equipment Emerald Cloud Lab is a remote-controlled life science laboratory that allows scientists to conduct their experiments without being anchored to a physical lab. Investor Syndicate Founders Fund, Schooner Capital, Alcazar Capital, GigaFund Use of Equipment Financing Cloud-based laboratory equipment for clinical trials

FINANCIAL HIGHLIGHTS

All unfunded commitments are conditional, subject to additional lending provisions, and generally dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Effective yield is calculated based on the weighted average debt investments at cost on a daily basis. Core yield excludes fees and accelerated income from prepayments. Total Investment Income of $41.5M Net Investment Income (“NII”) of $19.3M Net Interest Margin (“NIM”) of 11.1% NII per share of $0.55 provides 117.0% of regular distribution coverage Increased the fourth quarter regular dividend distribution to $0.47 per share, a 2.2% increase over the regular dividend declared in the prior quarter Robust Earnings Total Debt Investments (at cost): $1,083.6M Total Investments (at cost): $1,147.2M Effective Yield(2): 15.2% Core Yield(3): 14.3% Debt & equity commitments in 1Q23: $43.2M Debt & equity fundings in 1Q23: $70.4M Unfunded commitments(1) as of 3/31/2023: $338.7M Term sheets signed as of 3/31/2023: $312.0M Q1 2023 HIGHLIGHTS Leading Originations Platform Portfolio Assets

Net Investment Income covered regular dividend by 117.0% in 1Q23 Nine consecutive quarterly dividend increases 14.8% annualized regular dividend yield(1) SOLID SHAREHOLDER RETURNS Annualized based on the $0.47 dividend declared for Q1 2023 and a closing stock price of $12.73 on March 31, 2023.

For the three months ended For the three months ended Nine Months Ended September 30 (In thousands, except per share amounts) 03/31/2023 12/31/2022 09/30/2022 06/30/2022 03/31/2022 Total Investment Income $41,538 $41,509 $38,689 $33,458 $31,845 Interest expense and other debt financing costs 11,081 10,284 9,306 7,761 6,798 Compensation and benefits 7,617 6,543 7,315 6,877 6,455 General and administrative(1) 3,509 3,051 3,438 3,106 2,983 Total Operating Expenses 22,207 19,878 20,059 17,744 16,236 Net Investment Income (NII) 19,331 21,631 18,630 15,714 15,609 Net Realized Gain / (Loss) from Investments (365) (9,571) (602) (9,617) 52,644 Net Change in Unrealized Appreciation / (Depreciation) from Investments 3,520 (13,647) (30,028) (13,820) (77,318) Net Increase (Decrease) in Net Assets from Operations $22,486 $(1,587) $(12,000) $(7,723) $(9,065) Net Investment Income (NII) per Share – Basic $0.55 $0.62 $0.56 $0.51 $0.57 Net Increase (Decrease) in Net Assets resulting from Operations per Share – Basic $0.64 $(0.05) $(0.36) $(0.25) $(0.33) Weighted Average Shares Outstanding – Basic 35,074 35,131 33,098 30,955 27,417 QUARTERLY INCOME STATEMENT General and administrative expenses include excise tax expense.

INCOME SOURCE & PORTFOLIO YIELD TRENDS Strong Yields Produce Solid Investment Income Effective yield is calculated based on the weighted average debt investments at cost on a daily basis. Core yield excludes fees and accelerated income from prepayments. (1) (2)

NII RETURNS AND USE OF LEVERAGE Delivering strong returns through effective use of leverage NII return on average assets (ROAA) is calculated as NII divided by average assets for the quarterly period, annualized. NII return on average equity (ROAE) is calculated as NII divided by average net assets for the quarterly period, annualized. Leverage ratio is calculated as outstanding principal of borrowings divided by net assets as of the end of the quarterly period.

NET INVESTMENT INCOME (NII) PER SHARE BRIDGE

For the three months ended Nine Months Ended September 30 (In thousands, except per share amounts) 03/31/2023 12/31/2022 09/30/2022 06/30/2022 03/31/2022 Assets Total investments at fair value $ 1,091,531 $ 1,094,386 $ 1,042,175 $ 1,051,074 $919,348 Cash and cash equivalents 8,344 10,612 34,141 13,226 28,684 Interest receivable 10,450 9,971 8,899 8,600 6,482 Other assets 12,977 11,470 11,534 17,280 11,425 Total Assets $1,123,302 $1,126,439 $1,096,749 $1,090,180 $965,939 Liabilities KeyBank Credit Facility $183,500 $187,500 $137,500 $220,000 $134,000 2025 Notes, net of unamortized deferred financing cost 179,035 178,552 178,074 121,979 121,681 August 2026 Notes, net of unamortized deferred financing cost 123,041 122,897 122,753 122,609 122,465 December 2026 Notes, net of unamortized deferred financing cost 73,619 73,526 73,433 73,339 73,251 Convertible Notes, net of unamortized deferred financing cost and discount 48,278 48,118 47,958 47,799 47,639 Distribution payable 16,885 21,326 21,073 17,873 15,389 Security deposits 15,277 15,100 14,903 12,515 11,549 Accounts payable, accrued expenses, and other liabilities 13,997 19,771 18,591 15,724 15,924 Total Liabilities $653,632 $666,790 $614,285 $631,838 $541,898 Net Assets $469,670 $459,649 $482,464 $458,342 $424,041 Shares outstanding 35,926 34,961 35,122 31,356 27,983 Net Assets per Share (NAV per share) $13.07 $13.15 $13.74 $14.62 $15.15 BALANCE SHEET

Includes the impact of share activity and equity incentive plans. NET ASSET VALUE (NAV) PER SHARE BRIDGE Earnings and Distributions Investment Portfolio Performance Share Impact(1)

Diversified Borrowings ($ in millions) as of March 31, 2023 Funding Source Debt Commitment Outstanding Principal Undrawn Commitment Stated Maturity Interest Rate Notes: 2025 Unsecured Notes(1) $182.5 $182.5 - January 16, 2025(2) 7.00% Convertible Notes $50.0 $50.0 - December 11, 2025 6.00% August 2026 Unsecured Notes $125.0 $125.0 - August 24, 2026 4.375% December 2026 Unsecured Notes $75.0 $75.0 - December 15, 2026 4.25% Bank Facility: KeyBank Credit Facility $400.0(3) $183.5 $166.5 October 27, 2026 Adjusted Term SOFR + 2.85% DEBT CAPITAL STRUCTURE The 2025 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol “TRINL.” Callable at par at any time on or after January 16, 2023. Represents maximum facility amount of which $350.0 million is available as of March 31, 2023.

PORTFOLIO HIGHLIGHTS

Geography Diversification(1) PORTFOLIO DIVERSIFICATION As of March 31, 2023 International 6.3% 39.0% 12.3% 4.2% 7.3% 0.9% 29.5% Based on fair market value. Consists of the fair value of our investment in the JV as of March 31, 2023. The portfolio companies held within the JV’s investment portfolio represent a diverse set of geographic regions generally consistent with those in which we invest directly. Joint Venture(2) 0.5%

Based on outstanding principal Based on fair market value Well positioned for rising interest rates Strong asset diversification PORTFOLIO TRENDS

HYPOTHETICAL WARRANT UPSIDE Proceeds of $47.6 million (2X) Potential gain of $13.2 million or $0.37 per share Proceeds of $71.3 million (3X) Potential gain of $36.9 million or $1.03 per share Proceeds of $95.1 million (4X) Potential gain of $60.7 million or $1.69 per share 135 Warrant Positions in 82 Portfolio Companies GAAP fair value ~ $27.0 million GAAP cost ~ $21.3 million ~ $47.6 million in nominal exercise value Hypothetical Models of Potential Warrant Gains at 3/31/2023 Assume that only 50% of warrants will monetize Cost of exercised warrants is ~ $34.4 million Based on 35.9 million shares of common stock outstanding at 3/31/2023 MULTIPLE MULTIPLE MULTIPLE 2X 3X 4X For Illustration Purposes Only

1Q23 4Q22 3Q22 2Q22 1Q22 Very Strong Performance (4.0 – 5.0) $2,513 0.2% $2,729 0.3% $92,008 9.2% $62,719 6.3% $80,592 9.4% Strong Performance (3.0 – 3.9) $285,484 27.4% $239,872 22.9% $320,087 32.1% $382,593 38.5% $332,019 38.9% Performing (2.0 – 2.9) $719,752 69.0% $756,596 72.1% $537,260 53.9% $529,285 53.2% $429,044 50.3% Watch (1.6– 1.9) $19,270 1.8% $39,315 3.7% $38,484 3.9% $18,706 1.9% $8,858 1.0% Default/Workout (1.0 – 1.5) $16,450 1.6% $10,317 1.0% $9,339 0.9% $1,290 0.1% $3,286 0.4% Weighted Average 2.8 2.8 2.9 3.0 3.1 Credit Risk Rating of Debt investments at Fair Value, 1Q 2023 – 1Q 2022 ($ in thousands)(1) Consistent and Disciplined Underwriting Standards DISCIPLINED CREDIT RATING The total fair value of debt investments excludes our debt investment in the JV, which was $3.6 million as of March 31, 2023. (1)

INTEREST RATE SENSITIVITY 70.0% floating rate debt investment portfolio as of March 31, 2023(1) 70.2% fixed rate debt as of March 31, 2023(2) Based on outstanding principal of debt investments Based on outstanding principal of borrowings

Select List of Current & Historical Investments DIVERSIFIED PORTFOLIO

VENTURE CAPITAL AND LENDING MARKET

US VC Deal Activity VENTURE CAPITAL MARKET * As of March 31, 2023 Source: Pitchbook NVCA Venture Monitor Q1 2023

US VC Fundraising Activity VENTURE CAPITAL FUNDRAISING * As of March 31, 2023 Source: Pitchbook NVCA Venture Monitor Q1 2023

VENTURE DEBT MARKET US Venture Debt Deal Activity * As of March 31, 2023 Source: Pitchbook NVCA Venture Monitor Q1 2023

ANALYST COVERAGE

EXTENSIVE INDUSTRY ANALYST COVERAGE Followed by seven firms Ryan Lynch (initiated coverage 2/23/2021) Finian O’Shea (initiated coverage 2/23/2021) Vilas Abraham (initiated coverage 2/23/2021) Bryce Rowe (initiated coverage 9/16/2022) Casey Alexander (initiated coverage 2/23/2021) Christopher Nolan (initiated coverage 2/23/2021) Mitchell Penn (initiated coverage 5/3/2021) Trinity Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Trinity Capital’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Trinity Capital or its management. Trinity Capital does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL INFORMATION

BUSINESS DEVELOPMENT COMPANY (BDC) REGULATED INVESTMENT COMPANY (RIC) Trinity Capital Inc. is an Internally Managed BDC under the 1940 Act and has elected to be treated as a RIC for Federal Income Tax Purposes beginning with its Taxable Year ending December 31, 2020 Regulated by the SEC under the Investment Company Act of 1940 (the “1940 Act”) Leverage limited to approximately 2:1 debt/equity Investments are required to be carried at fair value Majority of Board of Directors must be independent Offer managerial assistance to portfolio companies Distribute taxable income as dividend distributions to shareholders, subject to approval by Trinity Capital’s Board of Directors Mandates asset diversification Eliminates corporate taxation Allows for the retention of capital gains and/or spillover of taxable income REGULATION & STRUCTURE

36 THANK YOU We look forward to our growing partnership. TRINITYCAP.COM